UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 4, 2023
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 4.01     Change in Registrant’s Certifying Accountant

(a)    Dismissal of Previous Independent Registered Public Accounting Firm

On October 4, 2023, Tri-State Generation and Transmission Association, Inc. (“Tri-State”), following an evaluation of audit fees and costs and at the recommendation of the Finance and Audit Committee and approval of the Board of Directors of Tri-State, chose not to continue with the engagement of Ernst & Young LLP (“EY”), which is currently serving as Tri-State’s independent registered public accounting firm, effective after the completion of EY’s audit of Tri-State’s financial statements for the year ended December 31, 2023. Tri-State notified EY on October 4, 2023 that it would be dismissed as Tri-State’s independent registered public accounting firm, effective upon EY’s completion of the audit of Tri-State’s financial statements for the year ended December 31, 2023, including the financial statements included in Tri-State’s Federal Energy Regulatory Commission Form No. 1 for the year ended December 31, 2023. The decision to change independent registered public accounting firms was recommended by the Finance and Audit Committee and approved by the Board of Directors of Tri-State.

EY’s reports on the Tri-State’s financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During Tri-State’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through October 4, 2023, there were no disagreements, within the meaning of Item304(a)(1)(iv) of Regulation S‑K promulgated under the Exchange Act (“Regulation S‑K”) and the related instructions thereto, with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S‑K and the related instructions thereto, except for the material weakness in Tri-State’s internal control over financial reporting related to the accounting for asset retirement and environmental reclamation obligations for coal mines, previously reported in Item 9A of Tri-State’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Tri-State has provided EY with the disclosures under this Item 4.01(a), and has requested EY to furnish Tri-State with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Tri-State in this Item 4.01(a) and, if not, stating the respects in which it does not agree. EY’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Appointment of New Independent Registered Public Accounting Firm

On October 4, 2023, the Finance and Audit Committee recommended and the Board of Directors of Tri-State approved the appointment of Deloitte & Touche LLP (“Deloitte”) as Tri-State’s new independent registered public accounting firm, subject to completion of Deloitte’s client acceptance procedures and execution of engagement agreement(s), for the audit of Tri-State’s financial statements for the year ended December 31, 2024 and related interim periods, including the financial statements included in Tri-State’s Federal Energy Regulatory Commission Form No. 1 for the year ended December 31, 2024. During Tri-State’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim periods through October 4, 2023, neither Tri-State nor anyone acting on its behalf consulted with Deloitte regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S‑K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated October 10, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: October 10, 2023	By:	/s/ Patrick L. Bridges
Patrick L. Bridges
Senior Vice President/Chief Financial Officer